SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	March 5, 2017

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.04	Mine Safety — Reporting of Shutdowns and Patterns of Violations

On March 5, 2017, Bridger Coal Company, a coal mining joint venture that is two-thirds owned and operated by PacifiCorp, an indirect wholly owned subsidiary of Berkshire Hathaway Inc., received an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its underground mine located near Rock Springs, Wyoming. The incident at issue involved a single operator performing cleaning operations on top of a dump truck without personal fall protection equipment. Bridger Coal Company immediately completed actions to abate the concern and on the same day, the Federal Mine Safety and Health Administration terminated the section 107(a) order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 8, 2017	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer